UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2017

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On June 15, 2017, Equity Residential (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders were asked to consider and vote upon the proposals described in the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”). The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1 – Election of Trustees

All twelve of the nominees for Trustees were elected to serve for a one-year term which expires at the Company’s 2018 annual meeting of shareholders and until their respective successors are duly elected and qualified, by the votes set forth below.

Nominee	For	Withheld
John W. Alexander	257,307,681	69,245,237
Charles L. Atwood	261,566,009	64,986,909
Linda Walker Bynoe	255,750,982	70,801,936
Connie K. Duckworth	322,287,438	4,265,480
Mary Kay Haben	262,055,931	64,496,987
Bradley A. Keywell	323,855,338	2,697,580
John E. Neal	317,930,866	8,622,052
David J. Neithercut	319,740,058	6,812,860
Mark S. Shapiro	259,125,446	67,427,472
Gerald A. Spector	313,985,029	12,567,889
Stephen E. Sterrett	322,303,504	4,249,414
Samuel Zell	303,958,722	22,594,196

There were 9,313,134 broker non-votes with respect to Proposal 1.

Proposal 2 – Ratification of Independent Auditor for 2017

The selection of Ernst & Young LLP as the Company’s independent auditor for 2017 was ratified by the shareholders, by the votes set forth below.

For	332,774,716
Against	2,907,141
Abstain	184,195

Proposal 3 – Advisory Approval of Executive Compensation

The shareholders approved, on an advisory basis, the executive compensation in the Proxy Statement, by the votes set forth below.

For	295,036,273
Against	31,109,641
Abstain	407,004
Broker Non-Votes	9,313,134

Proposal 4 – Advisory Approval of Frequency of Vote on Executive Compensation

The shareholders determined, on an advisory basis, that the Company hold a vote on executive compensation every year, by the votes set forth below.

One Year	282,752,567
Two Years	90,532
Three Years	43,477,514
Abstain	232,305
Broker Non-Votes	9,313,134

The Company’s Board of Trustees has considered these results and determined that the Company will hold a non-binding advisory vote on executive compensation every year.

Proposal 5 – Shareholder Proposal to Allow Shareholders to Amend the Company’s Bylaws

The shareholders approved, on an advisory basis, the shareholder proposal to allow shareholders to amend the Company’s Bylaws, by the votes set forth below.

For	260,987,624
Against	65,226,091
Abstain	339,203
Broker Non-Votes	9,313,134

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: June 15, 2017	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel